EXHIBIT 10.4
                      PRIVATE PLACEMENT PURCHASE AGREEMENT

AGREEMENT dated February 24, 1998 by and among USCI, INC., a Delaware corporation having an office at 6115-A Jimmy Carter Blvd., Norcross, GA 30071 (the "Company"), GEORGE KARFUNKEL, having an office at 6201 15 Avenue, Brooklyn, New York 11219 ("George"), MICHAEL KARFUNKEL, having an office at 6201 15 Avenue, Brooklyn, New York 11219 (Michael), HUBERFELD BODNER FAMILY FOUNDATION, INC., having an office at 152 W. 57 Street, New York, New York 10019 (the "Foundation"), LAURA HUBERFELD/NAOMI BODNER PARTNERSHIP, having an office at 152 W. 57 Street, New York, New York 10019 (the "Partnership"), and ACE FOUNDATION, INC., having an office at 1650 49 Street, Brooklyn New York 11204 ("Ace").
For good and valuable consideration the parties hereto hereby agree as follows:
1. Purchase and Transfer of Securities.
(a) The Company hereby sells to each of Ace and George, and each of Ace and George hereby purchases from the Company, a note in the form of Exhibit A (the "New Notes") and in the principal amount of $750,000. The
New Notes provide for terms upon which the holders thereof may convert the New Notes into shares of common stock of the Company ("common stock"). The purchase price for the New Notes is the principal amount thereof. Such purchase price is being paid to the Company in cash concurrently herewith, except that George shall credit against the purchase price payable by him all interest accrued to date under his Prior Note referred to below.
(b) George and Michael each own a promissory note of the Company dated November 18, 1997 and in the principal amount of $2,000,000 (the "Prior Notes"). The Prior Notes, as amended by a letter agreement dated January
30, 1998, provide among other things for the issuance of warrants (the "Primary Warrants") which when exercised entitle the holder to acquire shares of common stock of the Company and additional warrants
("Secondary Warrants"). The Primary Warrants and the Secondary Warrants are collectively referred to as the "Warrants."
(c) The Company is concurrently herewith paying to George and Michael all interest accrued to date under the Prior Notes. Such payment to George is being made in part by the credit referred to in Section (a).
(d) The Prior Notes are hereby amended and restated to read as set forth in Exhibit B. The Prior Notes as amended and restated are referred to herein as the "Restated Notes." Each Restated Note shall be in the same principal amount as the Prior Note which was replaced by such Restated Note. The Warrants are hereby restated to read as set forth in the exhibits to the Restated Notes. All warrants heretofore issued under the Prior Notes are rescinded as if such warrants were never issued. The Restated Notes provide for terms upon which the holders thereof may convert the Restated Notes into shares of common stock.

(e) George and Michael each hereby sells $1 million principal amount of the Restated Notes to the Partnership and the Foundation (allocated $1,250,000 to the Partnership and $750,000 to the Foundation). George and Michael represent they own and are transferring the transferred Restated Notes free and clear of all liens and claims. The purchase price of for each Restated Note is the principal amount thereof, and is concurrently herewith payable in cash by the respective buyers to the respective sellers.
(f) The New Notes and the Restated Notes are collectively referred to as the "Notes." The shares of common stock issuable on conversion of the Notes and on exercise of the Warrants are referred to collectively herein as the "Shares." The Notes, the Warrants and the Shares are referred to collectively as the "Securities." The term "Subscriber" means each of George, Michael, the Foundation, Ace and the Partnership.
2. Opinion of Counsel. Concurrently herewith, counsel to the Company has rendered to Subscribers a favorable opinion (i) on the validity and binding nature of this Agreement and the Securities,
(ii) that the execution and performance by the Company of its obligations under this Agreement and the Securities shall not conflict with any judgment or agreement applicable to the Company or its properties, and (iii) that shares of common stock are duly reserved for issuance on conversion of the Notes and on exercise of the Warrants.
3. Registration.
(a) The Company will on or before April 30, 1998 file a registration statement on Form S-3 (the "Registration Statement") for the public sale by Subscribers of the Shares. The shares to be covered by the Registration Statement are collectively referred to as the "registered shares." The Company represents that it is eligible, and will at all times through September 30, 1998, remain eligible to file registration statements on Form S-3 for sales of shares by Company shareholders.
(b) The Company shall use its diligent efforts to cause the Registration Statement to become effective not later than 60 days after the date of filing, and to remain effective for four years. If required under law, the registration shall be accompanied by blue sky clearances in such five states as Subscribers may reasonably request.
(c) The Company shall pay all expenses of the registration hereunder, other than Subscribers' underwriting discounts and counsel or other fees incurred on a voluntary basis
(d) The Company shall supply to Subscribers a reasonable number of copies of all registration materials and prospectuses. The Company and Subscribers shall execute and deliver to each other indemnity agreements which are conventional in registered offerings of this type. The Subscribers shall reasonably cooperate with the Company in the preparation and filing of the Registration Statement and appropriate amendments thereto.

(e) Each Subscriber may transfer all or any proportionate part of its registration rights to transferees of the Securities, provided that such transferee (i) is an accredited investors, (ii) makes the representations and warranties made by Subscribers in Section 4, and
(iii) agrees to be bound by this Agreement as a "Subscriber."
(f) Once the registration statement is effective, the Company will issue UNLEGENDED shares of common stock (in form which can be transmitted by DWAC if desired by the respective Subscribers) on conversion of the Notes and exercise of the Warrants, whether or not such shares are sold simultaneously with such conversion or exercise.
(g) Should any Subscriber from time to time or times give to the Company notice that it has assigned the Warrants or any portion thereof to a transferee and that the conditions in the proviso in Section 3(e) have been satisfied by such transferee, the Company shall within three business days file a supplement to the registration statement to reflect the name(s) of the transferee(s) as a selling shareholder.
4. Securities Representations.
(a) Each Subscriber represents and warrants for itself that it is purchasing and has purchased the Securities solely for investment solely for its own account and not with a view to or for the resale or distribution thereof except as permitted under the Registration Statement.
(b) Each Subscriber understands that it may sell or otherwise transfer the Securities or the shares issuable on conversion of the Notes or exercise of the Warrants only if such transaction is duly registered under the Securities Act of 1933, as amended, under the Registration Statement or otherwise, or if the Company shall have received the favorable opinion of counsel to the Subscriber, which opinion shall be reasonably satisfactory to counsel to the Company, to the effect that such sale or other transfer may be made in the absence of registration under the Securities Act of 1933, as amended, and registration or qualification in every applicable state. The certificates representing the aforesaid securities will be legended to reflect these restrictions, and stop transfer instructions will apply.
(c) Each Subscriber represents for itself that it realizes that the Securities are not a liquid investment, that it is able to bear the economic risk of losing its entire investment in the Securities, that an investment in the Company involves substantial risks, that it has invested in previous transactions involving restricted securities, that it has received all information it considers necessary or appropriate for the purpose of deciding whether to purchase the Securities, and that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the investment in the Securities and the business, properties, prospects and financial condition of the Company.

(d) No Subscriber has relied upon the advice of a "Purchaser Representative" (as defined in Regulation D of the Securities Act) in evaluating the risks and merits of this investment. Each Subscriber represents for itself that it has the knowledge and experience to evaluate the Company and the risks and merits relating thereto.
(e) Each Subscriber represents and warrants for itself that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act of 1933, as amended, and shall be such on the date any Securities are issued to it; that it has the power and authority to enter into this agreement, and that the execution and delivery of, and performance under this Agreement shall not conflict with any rule, regulation, judgment or agreement applicable to the Subscriber.
(f) Each of the Foundation and Partnership represents and warrants that it has not been organized, reorganized or recapitalized specifically for the purposes of investing in the Securities.
5. Legal Fees. On closing of this offering, the Company will pay to Oscar D. Folger, counsel to certain of the Purchasers, a fee equal to $15,000, plus disbursements, plus the amount, if any, by which such Counsel's hourly time charges shall exceed $5,000.
6. Miscellaneous.
This Agreement may not be changed or terminated except by written agreement. It shall be binding on the parties and on their personal representatives and permitted assigns. It sets forth all agreements of the parties. It shall be enforceable by decrees of specific performance (without posting bond or other security) as well as by other available remedies. This Agreement shall be governed by, and construed in accordance with, the laws of Delaware. The federal and state courts sitting in the City of New York shall have exclusive jurisdiction over all matters relating to this Agreement. Trial by jury is expressly waived. The Company shall reimburse Subscriber for Subscriber's reasonable legal fees and costs to enforce its right under this Agreement.
All notices, requests, service of process, consents, and other communications under this Agreement shall be in writing and shall be deemed to have been delivered (i) on the date personally delivered or
(ii) one day after properly sent by Federal Express, addressed to the respective parties at their address set forth in this Agreement or (iii)
 on the day transmitted by facsimile so long as a confirmation copy is simultaneously forwarded by Federal Express, in each case addressed to the respective parties at their address set forth in this Agreement. Either party hereto may designate a different address by providing written notice of such new address to the other party hereto as provided above. Service of process may be effected in the manner provided for notices hereunder, and such service in such manner shall be deemed the equivalent of personal service.

This Agreement and the Securities may be signed in counterparts, each of which shall be considered an original. This Agreement may be signed by facsimile.
Dated: ________________________
USCI, Inc.

By ___________________________

_______________________________
George Karfunkel

______________________________
Michael Karfunkel

HUBERFELD BODNER FAMILY FOUNDATION, INC.

By ______________________

LAURA  HUBERFELD/NAOMI BODNER PARTNERSHIP

By ___________________________________

ACE FOUNDATION, INC.

By __________________________________

	Exhibit A [New Notes]
THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED, DISPOSED OF OR OFFERED FOR SALE, IN WHOLE OR IN PART, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT COVERING THIS NOTE AND/OR THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO USCI, INC., THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.
Principal Sum: $750,000
Holder: __________________
	CONVERTIBLE NOTE
	(the "Note")
	USCI, INC.
USCI, INC., a Delaware corporation (hereinafter called the "Corporation"), hereby promises to pay the Principal Sum to the order of Holder on or before August 1, 1998. This Note shall accrue interest until maturity at the rate of 10% per annum, payable at maturity. The Note shall accrue interest after maturity, payable on demand, at the rate of 15% per annum. Interest shall be computed on the basis of a 360-day year. All payments and prepayments hereunder shall be applied first to accrued interest and then to principal.
1. This Note is one of the "New Notes" being issued under a Private
Placement Purchase Agreement between the Company and the Holder (the
"Purchase Agreement"). The term "Registration Statement" shall have the meaning attributed thereto in the Purchase Agreement, and the term
"Effective Date" means the date on which the Registration Statement shall be declared to be effective.
2. Conversion Rights.
(a) In the event that the principal and all accrued interest on this Note have not been paid in full by the close of business on August
1, 1998, then until such principal and all accrued interest are thereafter paid in full, the principal and accrued interest on this Note shall be convertible by Subscriber from time to time, in whole or in part, into shares of common stock of the Company
("Common Stock") at the lesser (the "Conversion Price") of $5 per share (the "Cap") or 80% of the average closing sales price of the Common Stock during the last five trading days prior to conversion. If on any such date there are no sales prices, the closing bid price for such date shall be used instead. Holder's conversion rights are in addition to, and not in limitation of, Holder's other rights and remedies to enforce its rights under this Note. After maturity, the Company shall give to the Holder not less than 30 days' and not more than 45 days' prior written notice before the Company may repay this Note without Holder's prior written consent or demand. In addition, without Holder's prior written consent, the Company may not repay this Note after maturity prior to the Effective Date.
(b) In the event that the Holder elects to exercise its conversion rights hereunder, such conversion shall be effective when Holder shall give to the Company written notice of such election (which may be effected by facsimile). The Company shall, within two business days after receipt by the Company of notice of conversion and the Note being converted, DWAC to Holder (or, at Holder's option, deliver to Holder certificates for) the shares of Common
Stock issuable on such conversion.
(c) Certain Increases in Interest Rate.
(i) If the Effective Date has not occurred by June 30, 1998, then, in addition to the Holder's other remedies the interest rate under the Note shall be increased to 18% per annum (or, if less, the highest rate permitted by law) until the Effective Date.
(ii) If the Effective Date has not occurred by September 30,
1998, then, in addition to the Holder's other remedies, the interest rate under the Note shall be further increased to 24% per annum (or, if less, the highest rate permitted by law) until the Effective Date.
(d) The Company shall at all times reserve sufficient shares for issuance on conversion and exercise of this Note and the Warrants
(as defined in the Purchase Agreement). The Company shall use its best efforts promptly to list on NASDAQ all shares of Common Stock which are issued upon conversion of this Note.
(e) The Note shall be convertible at any time only to the extent that Holder would not as a result of such conversion (and after taking into account any and all other Common Stock then beneficially owned by Holder, whether pursuant to the Warrants or otherwise) beneficially own more than 4.99% of the then outstanding Common
Stock. Beneficial ownership shall be defined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. The opinion of counsel to Holder shall prevail in the event of any dispute on the calculation of Holder's beneficial ownership.
(f) If any capital reorganization or reclassification of the common stock, or consolidation, or merger of the Company with or into another corporation, or the sale or conveyance of all or substantially all of its assets to another corporation shall be effected, then, as a condition precedent of such reorganization or sale, the Cap shall be appropriately adjusted and the following additional provision shall be made: The Holder of the Note shall from and after the date of such reorganization or sale have the right to receive (in lieu of the shares of common stock of the Company immediately theretofore receivable with respect to the Note, upon the exercise of conversion rights), such shares of stock, securities or assets as would have been issued or payable with respect to or in exchange for the number of outstanding shares of such common stock immediately theretofore receivable with respect to the Note (assuming the Note were then convertible). In any such case, appropriate provision shall be made with respect to the rights and interests of the Holder to the end that such conversion rights (including, without limitation, provisions for appropriate adjustments) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise thereof.
(g) The Company shall take whatever action is required by NASDAQ
("NASDAQ Action") to approve the issuance of shares on conversion of the Notes and exercise of the Warrants issued to the Subscribers (as defined in the Purchase Agreement). The Company represents and warrants, and Holder acknowledges, that without taking any NASDAQ Action, the maximum number of shares which will be issued on conversion of the Notes and exercise of the Warrants is 2,000,000, issuable on a first converted-first exercised basis.
Should NASDAQ Action not be completed by May 31, 1998, then until such NASDAQ Action is completed, the Company shall on demand by Holder made at any time or times redeem any portion of the Note which Holder proposes to convert but may not then convert because
NASDAQ Action has not been completed. The redemption price shall be equal to 125% of the principal and/or interest proposed to be converted. The redemption price shall be payable within five business days after demand for redemption is made, and shall accrue interest payable in demand at 11% per annum.
3. The Company covenants and agrees that all shares of Common Stock which may be issued upon conversion of this Note will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof.
4. Purchase for Investment. The Holder, by acceptance hereof, acknowledges that the Note (and the Common Stock into which the Note is convertible) has not been registered under the Act, covenants and agrees with the Company that such Holder is taking and holding this Note (and the Common
Stock into which the Note is convertible) for investment purposes and not with a view to, or for sale in connection with, a distribution thereof and that this Note (and the Common Stock into which the Note is convertible) may not be assigned, hypothecated or otherwise disposed of in the absence of an effective registration statement under the Act or an opinion of counsel for the Holder, which counsel shall be reasonably satisfactory to the Company, to the effect that such disposition is in compliance with the Act, and represents and warrants that such Holder is an "accredited investor" that such Holder has, or with its representative has, such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks in respect of this Note (and the Common Stock into which the Note is convertible) and is able to bear the economic risk of such investment.

5. Certain Payments. In the event the Company fails to give irrevocable instructions to its transfer agent to DWAC or deliver certificates for securities as required under this Note within two days after conversion , or if the Company fails timely to make a redemption payment as required hereunder, then, without limiting Holder's other rights and remedies (including, without limitation, rights and remedies available to Holder upon an event of default), the Company shall forthwith pay to the Holder an amount accruing at the rate of $500 per day for each day of such breach for each $100,000 principal amount of this Note, with pro rata payments for principal amounts of less than $100,000.
6. Events of Default and Acceleration of the Note.
(a) An "event of default" with respect to this Note shall exist if any of the following shall occur, if:
(i) The Company shall breach or fail to comply with any provision of this Note and such breach or failure shall continue for 15 days after written notice by any Holder of any Note to the Company.
(ii) A receiver, liquidator or trustee of the Company or of a substantial part of its properties shall be appointed by court order and such order shall remain in effect for more than 15 days; or the Company shall be adjudicated bankrupt or insolvent; or a substantial part of the property of the Company shall be sequestered by court order and such order shall remain in effect for more than 15 days; or a petition to reorganize the Company under any bankruptcy, reorganization or insolvency law shall be filed against the Company and shall not be dismissed within 45 days after such filing.
(iii) The Company shall file a petition in voluntary bankruptcy or request reorganization under any provision of any bankruptcy, reorganization or insolvency law, or shall consent to the filing of any petition against it under any such law.
(iv) The Company shall make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or consent to the appointment of a receiver, trustee or liquidator of the Company, or of all or any substantial part of its properties.
(b) If an event of default shall occur, the Holder may, in addition to such Holder's other remedies, by written notice to the Company, declare the principal amount of this Note, together with all interest accrued thereon, to be due and payable immediately. Upon any such declaration, such amount shall become immediately due and payable and the Holder shall have all such rights and remedies provided for under the terms of this Note and the Purchase Agreement.

7. Miscellaneous.
All notices and other communications required or permitted to be given hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telegram, by facsimile, recognized overnight mail carrier, telex or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: (a) if to the Holder, to such address as such Holder shall furnish to the Company in accordance with this Section, or (b) if to the Company, to it at its headquarters office, or to such other address as the Company shall furnish to the Holder in accordance with this Section.
This Note shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state. The federal and state courts sitting in the City of New York shall have exclusive jurisdiction over all matters relating to this Agreement. Trial by jury is expressly waived.
Service of process may be effected in the manner provided for notices hereunder, and such service in such manner shall be deemed the equivalent of personal service.
The Company waives protest, notice of protest, presentment, dishonor, notice of dishonor and demand.
If any provision of this Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein.
The waiver of any event of default or the failure of the Holder to exercise any right or remedy to which it may be entitled shall not be deemed a waiver of any subsequent event of default or of the Holder's right to exercise that or any other right or remedy to which the Holder is entitled.
The Holder of this Note shall be entitled to recover its reasonable legal and other costs of collecting on this Note, and such costs shall be deemed added to the principal amount of this Note.
In addition to all other remedies to which the Holder may be entitled hereunder, Holder shall also be entitled to decrees of specific performance without posting bond or other security.
IN WITNESS WHEREOF, the Company has caused this Note to be duly executed on the date set forth below.

Dated: _____________________
USCI, INC.
By:	___________________________________

	Exhibit B [Restated Notes]
THIS NOTE, THE WARRANTS ISSUABLE HEREUNDER AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE AND EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED, DISPOSED OF OR OFFERED FOR SALE, IN WHOLE OR IN PART, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT COVERING THIS NOTE AND/OR SUCH COMMON STOCK, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO USCI, INC., THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.
Principal Sum:
Holder: __________________
	CONVERTIBLE RESTATED NOTE
	(the "Note")
	USCI, INC.
USCI, INC., a Delaware corporation (hereinafter called the "Company"), hereby promises to pay the Principal Sum to the order of Holder on or before August 1, 1998. This Note shall accrue interest until maturity at the rate of 8% per annum, payable at maturity. The Note shall accrue interest after maturity, payable on demand, at the rate of 15% per annum. Interest shall be computed on the basis of a 360-day year. All payments and prepayments hereunder shall be applied first to accrued interest and then to principal.
1. This Note is one of the "Restated Notes" being issued under a Private Placement Purchase Agreement between the Company and the Holder (the
"Purchase Agreement") in replacement of the Prior Notes referred to in the Purchase Agreement. The term "Registration Statement" shall have the meaning attributed thereto in the Purchase Agreement, and the term
"Effective Date" means the date on which the Registration Statement shall be declared to be effective.
2. Issuance of Warrants.
(a) For each month (or portion thereof) from and after November 1, 1997 until the principal of this Note and all accrued interest thereon is paid in full, the Company shall on the written demand of Holder issue to Holder warrants in the form of Exhibit 1 (the
"Warrants") to purchase a number of shares of common stock of the Company equal to 100,000 for each $1,000,000 of the initial principal amount hereof (whether or not any partial prepayments have been made against such initial principal amount), with appropriate pro ration for initial principal amounts of less than $1,000,000. Holder may make one or more demands as aforesaid at any time or times until the 60th day after the later to occur of the Effective Date or the payment in full of the principal and accrued interest of this Note.

(b) For example, if the initial principal amount of this Note is $1,000,000, then notwithstanding that a $400,000 partial prepayment is made by the Company on March 1, 1998, the Company shall on Holder's demand made on or after March 1, 1998 issue to Holder 500,000 Warrants. By way of further example, if any portion of this Note thereafter remains outstanding on April 1, 1998, the Company shall on demand of Holder made on or after such date issue to Holder 100,000 additional Warrants.
3. Increase in Interest Rate.
(a) If the Effective Date has not occurred by June 30, 1998, then, in addition to the Holder's other remedies the interest rate under the Note shall be increased to 18% per annum (or, if less, the highest rate permitted by law) until the Effective Date.
(b) If the Effective Date has not occurred by September 30, 1998, then, in addition to the Holder's other remedies, the interest rate under the Note shall be further increased to 24% per annum
(or, if less, the highest rate permitted by law) until the Effective Date.
4. Conversion Rights.
(a) In the event that the principal and all accrued interest on this Note have not been paid in full by the close of business on August
1, 1998, then until such principal and all accrued interest are thereafter paid in full, the principal and accrued interest on this Note shall be convertible by Subscriber from time to time, in whole or in part, into shares of common stock of the Company ("Common Stock") at the lesser (the "Conversion Price") of $5 per share (the "Cap") or 80% of the average closing sales price of the Common Stock during the last five trading days prior to conversion. If on any such date there are no sales prices, the closing bid price for such date shall be used instead. Holder's conversion rights are in addition to, and not in limitation of, Holder's other rights and remedies to enforce its rights under this Note. After maturity, the Company shall give to the Holder not less than 30 days' and not more than 45 days' prior written notice before the Company may repay this Note without Holder's prior written consent or demand. In addition, without Holder's prior written consent, the Company may not repay this Note after maturity prior to the Effective Date.
(b) In the event that the Holder elects to exercise its conversion rights hereunder, such conversion shall be effective when Holder shall give to the Company written notice of such election (which may be effected by facsimile). The Company shall, within two business days after receipt by the Company of notice of conversion and the Note being converted, DWAC to Holder (or, at Holder's option, deliver to Holder certificates for) the shares of Common
Stock issuable on such conversion.

(c) The Note shall be convertible at any time only to the extent that Holder would not as a result of such conversion (and after taking into account any and all other Common Stock then beneficially owned by Holder, whether pursuant to the Warrants or otherwise) beneficially own more than 4.99% of the then outstanding Common
Stock. Beneficial ownership shall be defined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. The opinion of counsel to Holder shall prevail in the event of any dispute on the calculation of Holder's beneficial ownership.
(d) If any capital reorganization or reclassification of the common stock, or consolidation, or merger of the Company with or into another corporation, or the sale or conveyance of all or substantially all of its assets to another corporation shall be effected, then, as a condition precedent of such reorganization or sale, the Cap shall be appropriately adjusted and the following additional provision shall be made: The Holder of the Note shall from and after the date of such reorganization or sale have the right to receive (in lieu of the shares of common stock of the Company immediately theretofore receivable with respect to the Note, upon the exercise of conversion rights), such shares of stock, securities or assets as would have been issued or payable with respect to or in exchange for the number of outstanding shares of such common stock immediately theretofore receivable with respect to the Note (assuming the Note were then convertible). In any such case, appropriate provision shall be made with respect to the rights and interests of the Holder to the end that such conversion rights (including, without limitation, provisions for appropriate adjustments) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise thereof.
(e) The Company shall take whatever action is required by NASDAQ
("NASDAQ Action") to approve the issuance of shares on conversion of the Notes and exercise of the Warrants issued to the Subscribers (each such term as defined in the Purchase Agreement).
The Company represents and warrants, and Holder acknowledges, that without taking any NASDAQ Action, the maximum number of shares which will be issued on conversion of the Notes and exercise of the Warrants is 2,000,000, issuable on a first converted-first exercised basis. Should NASDAQ Action not be completed by May 31, 1998, then until such NASDAQ Action is completed, the Company shall on demand by Holder made at any time or times redeem any portion of the Note which Holder proposes to convert but may not then convert because NASDAQ Action has not been completed. The redemption price shall be equal to 125% of the principal and/or interest proposed to be converted. The redemption price shall be payable within five business days after demand for redemption is made, and shall accrue interest payable in demand at 11% per annum.
5. The Company covenants and agrees that all shares of Common Stock which may be issued upon conversion of this Note will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof. The Company shall at all times reserve sufficient shares for issuance on conversion and exercise of the Notes and the Warrants (as defined in the Purchase Agreement). The Company shall use its best efforts promptly to list on NASDAQ all shares of Common Stock which are issued upon conversion of this Note.
6. Purchase for Investment. The Holder, by acceptance hereof, acknowledges that the Note, the Warrants (and the Common Stock into which the Note is convertible and into which the Warrants are exercisable) have not been registered under the Act, covenants and agrees with the Company that such Holder is taking and holding such securities for investment purposes and not with a view to, or for sale in connection with, a distribution thereof and that such securities may not be assigned, hypothecated or otherwise disposed of in the absence of an effective registration statement under the Act or an opinion of counsel for the Holder, which counsel shall be reasonably satisfactory to the Company, to the effect that such disposition is in compliance with the Act, and represents and warrants that such Holder is an "accredited investor" that such Holder has, or with its representative has, such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks in respect of such securities and is able to bear the economic risk of such investment.
7. Certain Payments. In the event the Company fails to give irrevocable instructions to its transfer agent to DWAC or deliver certificates for securities as required under this Note within two days after conversion , or if the Company fails timely to make a redemption payment as required hereunder, then, without limiting Holder's other rights and remedies (including, without limitation, rights and remedies available to Holder upon an event of default), the Company shall forthwith pay to the Holder an amount accruing at the rate of $500 per day for each day of such breach for each $100,000 principal amount of this Note, with pro rata payments for principal amounts of less than $100,000.
8. Events of Default and Acceleration of the Note.
(a) An "event of default" with respect to this Note shall exist if any of the following shall occur, if:
(i) The Company shall breach or fail to comply with any provision of this Note and such breach or failure shall continue for 15 days after written notice by any Holder of any Note to the Company.
(ii) A receiver, liquidator or trustee of the Company or of a substantial part of its properties shall be appointed by court order and such order shall remain in effect for more than 15 days; or the Company shall be adjudicated bankrupt or insolvent; or a substantial part of the property of the Company shall be sequestered by court order and such order shall remain in effect for more than 15 days; or a petition to reorganize the Company under any bankruptcy, reorganization or insolvency law shall be filed against the Company and shall not be dismissed within 45 days after such filing.
(iii) The Company shall file a petition in voluntary bankruptcy or request reorganization under any provision of any bankruptcy, reorganization or insolvency law, or shall consent to the filing of any petition against it under any such law.

(iv) The Company shall make an assignment for the benefit of its creditors, or admit in writing its inability to pay its
debts generally as they become due, or consent to the
appointment of a receiver, trustee or liquidator of the
Company, or of all or any substantial part of its
properties.
(b) If an event of default shall occur, the Holder may, in addition to such Holder's other remedies, by written notice to the Company, declare the principal amount of this Note, together with all interest accrued thereon, to be due and payable immediately.  Upon any such declaration, such amount shall become immediately due and payable and the Holder shall have all such rights and remedies provided for under the terms of this Note and the  Purchase
Agreement.
Miscellaneous. All notices, demands and other communications required or permitted to be given hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telegram, by facsimile, recognized overnight mail carrier, telex or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: (a) if to the Holder, to such address as such Holder shall furnish to the Company in accordance with this Section, or (b) if to the Company, to it at its headquarters office, or to such other address as the Company shall furnish to the Holder in accordance with this Section. This Note shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state. The federal and state courts sitting in the City of New York shall have exclusive jurisdiction over all matters relating to this Agreement. Trial by jury is expressly waived.
Service of process may be effected in the manner provided for notices hereunder, and such service in such manner shall be deemed the equivalent of personal service.
The Company waives protest, notice of protest, presentment, dishonor, notice of dishonor and demand. If any provision of this Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein.
The waiver of any event of default or the failure of the Holder to exercise any right or remedy to which it may be entitled shall not be deemed a waiver of any subsequent event of default or of the Holder's right to exercise that or any other right or remedy to which the Holder is entitled.
The Holder of this Note shall be entitled to recover its reasonable legal and other costs of collecting on this Note, and such costs shall be deemed added to the principal amount of this Note.
In addition to all other remedies to which the Holder may be entitled hereunder, Holder shall also be entitled to decrees of specific performance without posting bond or other security.
IN WITNESS WHEREOF, the Company has caused this Note to be duly executed on the date set forth below.
Dated: _____________________
USCI, INC.
By:	___________________________________

Exhibit 1
	Neither this Warrant nor the shares of Common Stock issuable on exercise of this Warrant have been registered under the Securities Act of 1933. None of such securities may be transferred in the absence of registration under such
Act or an opinion of counsel to the effect that such registration is not required.
	USCI, INC.
WARRANT [PRIMARY]
DATED:
Number of Shares:
Holder:
Address:
_______________________________
1. THIS CERTIFIES THAT the Holder is entitled to purchase from USCI, INC., a Delaware corporation (hereinafter called the "Company"), the number of shares of the Company's common stock  ("Common Stock") set forth above, at an exercise price equal to $5.00 per share. This Warrant may be exercised in whole or in part at any time prior to expiration.
2. All rights granted under this Warrant shall expire on the fifth anniversary of the date of issuance of this Warrant.
3. Upon each exercise of this Warrant (the "Primary Warrant") as to any number shares, the Company shall also within two days after such exercise issue to Holder a Warrant in the form of the Secondary Warrant attached as an exhibit hereto (a "Secondary Warrant") to purchase the same number of shares.
4. Notwithstanding anything to the contrary contained herein, Holder shall have the right at any time to exercise this Warrant only so long as and to the extent that, after taking into account any shares of Common Stock otherwise beneficially owned by Holder (whether under any convertible notes owned by Holder or otherwise) , such exercise would not cause the
Holder then to be the "beneficial owner" of more than 4.99%  of the
Company's then outstanding Common Stock.  For purposes hereof, the term
"beneficial owner" shall have the meaning ascribed to it in Section 13(d)
of the Securities Exchange Act of 1934.  The opinion of legal counsel to
Holder, in form and substance satisfactory to the Company and the
Company's counsel, shall prevail in all matters relating to the amount of
Holder's beneficial ownership.
5. This Warrant and the Common Stock issuable on exercise of this Warrant
(the "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Securities Act of 1933 (the "Act") or if the Company has received from counsel to the
Company a written opinion to the effect that registration of the Warrant or the Underlying Shares is not necessary in connection with such transfer, sale, assignment or hypothecation.  The Warrant and the
Underlying Shares shall be appropriately legended to reflect this restriction and stop transfer instructions shall apply. The Holder shall through its counsel provide such information as is reasonably necessary in connection with such opinion.
6. The holder of this warrant is entitled to certain registration rights under an Agreement dated of even date herewith (the "Purchase
Agreement"). Upon each permitted transfer of this Warrant after the registration statement has been declared effective, the Company will within two business days after receipt of notice thereof supplement the registration statement to reflect the name of the transferee as a selling shareholder thereunder.
7. The Company shall take whatever action is required by NASDAQ ("NASDAQ
Action") to approve the issuance of shares on conversion and exercise of the Notes and the Warrants (as defined in the Purchase Agreement). The
Company represents and warrants, and Holder acknowledges, that without taking any NASDAQ Action, the maximum number of shares which will be issued on conversion of the Notes and exercise of the Warrants is
2,000,000, issuable on a first converted-first exercised basis. Should
NASDAQ Action not be completed by May 31, 1998, then until such NASDAQ
Action is completed, the Company shall on demand by Holder made at any time or times redeem any portion of the Warrant designated for redemption
(the "Redeemed Portion") at a redemption price equal to the pre-tax profit Holder would have earned had Holder, at the close of business on the date of its demand for redemption, exercised the Redeemed Portion and simultaneously sold the shares received on such exercise at the closing
NASDAQ sales price on such date. The redemption  price shall be payable within five business days after demand for redemption is made, and shall accrue interest payable on demand at 11% per annum.
8. Any permitted assignment of this Warrant shall be effected by the Holder by (i) executing a standard form of assignment, (ii) surrendering the
Warrant for cancellation at the office of the Company, accompanied by the opinion of counsel to the Company referred to above; and (iii) unless in connection with an effective registration statement which covers the sale of this Warrant and or the shares underlying the Warrant, delivery to the
Company of a statement by the transferee (in a form acceptable to the
Company and its counsel) that such Warrant is being acquired by the
Holder for investment and not with a view to its distribution or resale;
whereupon the Company shall issue, in the name or names specified by the
Holder (including the Holder) new Warrants representing in the aggregate rights to purchase the same number of Shares as are purchasable under the
Warrant surrendered.  Such Warrants shall be exercisable immediately upon any such assignment of the number of Warrants assigned.  The transferor will pay all relevant transfer taxes. Replacement warrants shall bear the same legend as is borne by this Warrant.
9. The term "Holder" should be deemed to include any permitted record transferee of this Warrant.
10. The Company covenants and agrees that all shares of Common Stock and all
Secondary Warrants which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof.  The Company further covenants and agrees that, during the periods within which this
Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of this Warrant and all other Warrants.
11. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.
12. In the event that as a result of reorganization, merger, consolidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, the outstanding shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation, then appropriate adjustments in the number and kind of such securities then subject to this Warrant and in the exercise price hereunder shall be made effective as of the date of such occurrence so that the position of the Holder upon exercise will be the same as it would have been had it owned immediately prior to the occurrence of such events the Common Stock subject to this Warrant.  Such adjustment shall be made successively whenever any event listed above shall occur and the
Company will notify the Holder of the Warrant of each such adjustment.
Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this Warrant adjusted accordingly.
13. The rights represented by this Warrant may be exercised at any time within the period above specified by (i) surrender of this Warrant (with a standard purchase form properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the
Holder appearing on the books of the Company); (ii) payment to the
Company of the exercise price for the number of Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) unless in connection with an effective registration statement which covers the sale of the shares underlying the
Warrant, the delivery to the Company of a statement by the Holder (in a form acceptable to the Company and its counsel) that such Shares are being acquired by the Holder for investment and not with a view to their distribution or resale.
14. Within two business days following each receipt by the Company of the documents required to exercise all any part of this Warrant as provided herein, the Company shall DWAC or deliver certificates of the shares of common stock so purchased as directed by Holder,  and shall also deliver to Holder a warrant certificate for the Secondary Warrants issuable as a result of such exercise. Such certificates shall bear appropriate restrictive legends in accordance with applicable securities laws, but shall be unrestricted and bear no legends once the registration statement referred to above has been declared effective.
15. In the event the Company breaches its obligation to DWAC or to deliver certificates for shares of common stock or Secondary Warrants as required hereunder, or timely to make any payment required under this Warrant, then, without limiting Holder's other rights and remedies, the Company shall forthwith pay to the Holder an amount accruing at the rate of

 $1,000 per day for each day of such breach for each 20,000 shares of common stock subject to this Warrant, with pro rata payments for shares in an amount less than 20,000.
16. This Warrant shall be governed by and construed in accordance with the laws of the State of New York. The federal and state courts in the city of New York shall have exclusive jurisdiction over this instrument and the enforcement thereof. Service of process shall be effective if by certified mail, return receipt requested. All notices shall be in writing and shall be deemed given upon receipt by the party to whom addressed. This instrument shall be enforceable by decrees of specific performances well as other remedies. The Holder shall be entitled to recover its reasonable legal fees and costs in enforcing its rights hereunder.
     IN WITNESS WHEREOF, USCI, INC. has caused this Warrant to be signed by its duly authorized officers under Its corporate seal, and to be dated as of the date set forth above.
USCI, INC.
By__________________________

Exhibit to Primary Warrant
	Neither this Warrant nor the shares of Common Stock issuable on exercise of this Warrant have been registered under the Securities Act of 1933. None of such securities may be transferred in the absence of registration under such
Act or an opinion of counsel to the effect that such registration is not required.
	USCI, INC.
WARRANT [SECONDARY]
DATED:
Number of Shares:
Holder:
Address:
_______________________________
1. THIS CERTIFIES THAT the Holder is entitled to purchase from USCI, INC., a Delaware corporation (hereinafter called the "Company"), the number of shares of the Company's common stock  ("Common Stock") set forth above, at an exercise price equal to $5.00 per share. This Warrant may be exercised in whole or in part at any time prior to expiration.
2. All rights granted under this Warrant shall expire on the fifth anniversary of the date of issuance of this Warrant.
3. [omitted]
4. Notwithstanding anything to the contrary contained herein, Holder shall have the right to exercise this Warrant at any time only so long as and to the extent that, after taking into account any shares of Common Stock otherwise beneficially owned by Holder (whether under any convertible notes owned by
Holder or otherwise) , such exercise would not cause the Holder then to be the
"beneficial owner" of more than 4.99%  of the Company's then outstanding
Common Stock.  For purposes hereof, the term "beneficial owner" shall have the meaning ascribed to it in Section 13(d) of the Securities Exchange Act of
1934.  The opinion of legal counsel to Holder, in form and substance satisfactory to the Company and the Company's counsel, shall prevail in all matters relating to the amount of Holder's beneficial ownership.
5. This Warrant and the Common Stock issuable on exercise of this Warrant
(the "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Securities Act of 1933 (the "Act")
or if the Company has received from counsel to the Company a written opinion to the effect that registration of the Warrant or the Underlying Shares is not necessary in connection with such transfer, sale, assignment or hypothecation.
 The Warrant and the Underlying Shares shall be appropriately legended to reflect this restriction and stop transfer instructions shall apply. The
Holder shall through its counsel provide such information as is reasonably necessary in connection with such opinion.

6. The holder of this warrant is entitled to certain registration rights under an Agreement dated of even date herewith (the "Purchase Agreement"). Upon each permitted transfer of this Warrant after the registration statement has been declared effective, the Company will within two business days after receipt of notice thereof supplement the registration statement to reflect the name of the transferee as a selling shareholder thereunder.
7. The Company shall take whatever action is required by NASDAQ ("NASDAQ Action") to approve the issuance of shares on conversion and exercise of the Notes and the Warrants (as defined in the Purchase Agreement). The Company represents and warrants, and Holder acknowledges, that without taking any NASDAQ Action, the maximum number of shares which will be issued on conversion of the Notes and exercise of the Warrants is 2,000,000, issuable on a first converted-first exercised basis. Should NASDAQ Action not be completed by May 31, 1998, then until such NASDAQ Action is completed, the Company shall on demand by Holder made at any time or times redeem any portion of the Warrant designated for redemption (the "Redeemed Portion") at a redemption price equal to the pre-tax profit Holder would have earned had Holder, at the close of business on the date of its demand for redemption, exercised the Redeemed Portion and simultaneously sold the shares received on such exercise at the closing NASDAQ sales price on such date. The redemption price shall be payable within five business days after demand for redemption is made, and shall accrue interest payable on demand at 11% per annum.
8. Any permitted assignment of this Warrant shall be effected by the Holder by (i) executing a standard form of assignment, (ii) surrendering the Warrant for cancellation at the office of the Company, accompanied by the opinion of counsel to the Company referred to above; and (iii) unless in connection with an effective registration statement which covers the sale of this Warrant and or the shares underlying the Warrant, delivery to the Company of a statement by the transferee (in a form acceptable to the Company and its counsel) that such Warrant is being acquired by the Holder for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) new Warrants representing in the aggregate rights to purchase the same number of Shares as are purchasable under the Warrant surrendered. Such Warrants shall be exercisable immediately upon any such assignment of the number of Warrants assigned. The transferor will pay all relevant transfer taxes. Replacement warrants shall bear the same legend as is borne by this Warrant.
9. The term "Holder" should be deemed to include any permitted record transferee of this Warrant.
10. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof. The Company further covenants and agrees that, during the periods within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of this Warrant and all other Warrants.
11. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

12. In the event that as a result of reorganization, merger, consolidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, the outstanding shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation, then appropriate adjustments in the number and kind of such securities then subject to this Warrant and in the exercise price hereunder shall be made effective as of the date of such occurrence so that the position of the Holder upon exercise will be the same as it would have been had it owned immediately prior to the occurrence of such events the Common Stock subject to this Warrant. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify the Holder of the Warrant of each such adjustment. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this Warrant adjusted accordingly.
13. The rights represented by this Warrant may be exercised at any time within the period above specified by (i) surrender of this Warrant (with a standard purchase form properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the exercise price for the number of Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) unless in connection with an effective registration statement which covers the sale of the shares underlying the Warrant, the delivery to the Company of a statement by the Holder (in a form acceptable to the Company and its counsel) that such Shares are being acquired by the Holder for investment and not with a view to their distribution or resale.
14. Within two business days following each receipt by the Company of the documents required to exercise all any part of this Warrant as provided herein, the Company shall DWAC or deliver certificates of the shares of common stock so purchased as directed by Holder. Such certificates shall bear appropriate restrictive legends in accordance with applicable securities laws, but shall be unrestricted and bear no legends once the registration statement referred to above has been declared effective.
15. In the event the Company breaches its obligation to DWAC or to deliver certificates for shares of common stock or Secondary Warrants as required hereunder, or timely to make any payment required under this Warrant, then, without limiting Holder's other rights and remedies, the Company shall forthwith pay to the Holder an amount accruing at the rate of $1,000 per day for each day of such breach for each 20,000 shares of common stock subject to this Warrant, with pro rata payments for shares in an amount less than 20,000.
16. This Warrant shall be governed by and construed in accordance with the laws of the State of New York. The federal and state courts in the city of New York shall have exclusive jurisdiction over this instrument and the enforcement thereof. Service of process shall be effective if by certified mail, return receipt requested. All notices shall be in writing and shall be deemed given upon receipt by the party to whom addressed. This instrument shall be enforceable by decrees of specific performances well as other remedies. The Holder shall be entitled to recover its reasonable legal fees and costs in enforcing its rights hereunder.

     IN WITNESS WHEREOF, USCI, INC. has caused this Warrant to be signed by its duly authorized officers under Its corporate seal, and to be dated as of the date set forth above.
USCI, INC.
By__________________________